Abbey Capital Futures Strategy Fund (the “Fund”)
a series of The RBB Fund, Inc.

Class I Shares (Ticker: ABYIX)
Class A Shares (Ticker: ABYAX)
Class C Shares (Ticker: ABYCX)

Supplement dated February 21, 2017
 to the Fund’s Prospectus and Statement of Additional Information, each dated December 31, 2016

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective as of February 21, 2017, Aspect Capital Limited serves as a Trading Adviser to the Fund’s subsidiary, Abbey Capital Offshore Fund Limited.  Accordingly, the following information is added to the Fund’s Prospectus and Statement of Additional Information.

(i)                                     Aspect Capital Limited is added to the section titled “Summary Section — Management of the Fund — Investment Adviser and Trading Advisers” of the Fund’s Prospectus.

(ii)                                  The following is added to the section titled “More Information About Management of The Fund — Trading Advisers” of the Fund’s Prospectus:

Aspect Capital Limited

The Adviser has entered into a trading advisory agreement with Aspect Capital Limited (“Aspect”) to manage a portion of the Fund’s assets using the Aspect Core Diversified Program. Aspect is a private limited company formed in 1998 and based in London, United Kingdom. Aspect’s main office is located at 10 Portman Square, London W1H 6AZ, United Kingdom. Aspect is registered with the Commodity Futures Trading Commission as both a Commodity Trading Advisor and a Commodity Pool Operator and is a member of the National Futures Association in such capacities. Aspect’s philosophy is predominantly focused on capturing medium-term trend opportunities across a broad spectrum of diversified market sectors, applying a systematic and research driven approach.

All portfolio and investment procedures for the Aspect Core Diversified Program are overseen by Aspect's Risk Management Committee ("RMC"). Aspect’s RMC has overall responsibility for the operation of the Aspect Core Diversified Program. The members of Aspect's RMC in respect of the Aspect Core Diversified Program are Anthony Todd, Martin Lueck, Anna Hull and Simon Brown.

Anthony Todd (Co-Founder and Chief Executive Officer):
Mr. Todd co-founded Aspect in September 1997 and is the Chief Executive Officer of Aspect. He has been a CFTC listed principal, as an Associated Member and as an Associated Person of Aspect from October 13, 1999 to the present. Mr. Todd has also been listed with the CFTC as a principal of ACI since April 14, 2005 as he indirectly owns more than 10% of the share capital of ACI. Mr. Todd has been approved as a swaps Associated Person of Aspect since 27 December 2012. Mr. Todd’s responsibilities include taking Board level responsibility for both the oversight of market, model and operational risks and business development. Mr. Todd chairs Aspect’s Risk Management Committee, which assumes overall responsibility for the operation of Aspect’s investment programs, and is a member of Aspect’s Investment Management Committee which is responsible for setting and overseeing the broad strategic agenda for the Aspect Diversified Program and its modified implementations. Before establishing Aspect, Mr. Todd worked for five years (from March 1992 to October 1997) at Adam, Harding and Lueck Limited (“AHL”) initially as Director of Financial Engineering and Product Development, before moving to Switzerland as Director of Marketing and Institutional Sales. Prior to this role, Mr. Todd was a strategy consultant at Mars & Co., a Paris based consultancy, from September 1990 to March 1992. From July 1989 to July 1990, Mr. Todd studied at INSEAD in France, and from September 1982 to June 1989 he was with UBS, an international investment bank, in London as Assistant Director in the International Government Bond Group. Mr. Todd holds a B.A. in Physics from Oxford University and an M.B.A. from INSEAD in France.

Martin Lueck (Co-Founder and Research Director):
Mr. Lueck co-founded Aspect in September 1997, and has been listed with the CFTC as a principal, as an Associated Member and as an Associated Person of Aspect from October 13, 1999 to the present. As President of ACI, Mr. Lueck has also been listed with the CFTC as a principal of ACI since October 2004 and as an associated person of ACI since December 2004. Mr. Lueck has been approved as a swaps Associated Person of each of Aspect and ACI since 27 December 2012. His duties as a principal of ACI are to assist and supervise the sales team of ACI. As Research Director, he oversees the Research team which is responsible for generating and analyzing fundamental research hypotheses for development of all Aspect’s investment programs. Mr. Lueck is a member of the Risk Management Committee, which assumes overall responsibility for the operation of Aspect’s investment programs, and also chairs Aspect’s Investment Management Committee, which is responsible for setting and overseeing the broad strategic agenda for the Aspect Diversified Program and its modified implementations. Prior to founding Aspect, Mr. Lueck was with AHL, which he co-founded in February 1987 with Michael Adam and David Harding. Man Group plc (a leading global provider of alternative investment products and solutions) completed the purchase of AHL in 1994 and Mr. Lueck left in 1996. At AHL, Mr. Lueck initially focused on trading system research before taking on responsibility for the further development of the proprietary software language which provided the platform for all of AHL’s product engineering and implementation.  During the period from May 1989 to April 1996, Mr. Lueck was listed with the CFTC as a principal and associated person of AHL. From May 1996 through August 1997, Mr. Lueck was on gardening leave from AHL during which time he helped establish his wife’s publishing business Barefoot Books. Mr. Lueck was a Director of Research at Brockham Securities Limited, a London based commodity trading advisor, from October 1984 to February 1987 and an executive in the Japanese Equity Sales department of Nomura International, a provider of financial services for individual, institutional, corporate, and government clients, from January to October 1984. Mr. Lueck holds an M.A. in Physics from Oxford University.

Anna Hull (Director of Risk)
Mrs. Hull, who joined Aspect in June 2008, is Aspect’s Director of Risk. Mrs. Hull has been listed with the CFTC as a principal of Aspect effective 24 July 2014. Appointed Director of Risk in February 2014, Mrs. Hull is in charge of Aspect’s Risk team, which is responsible for the oversight of all market, model and operational risks across Aspect. Additionally, Mrs. Hull is a member of the Risk Management Committee, which assumes overall responsibility for the operation of Aspect’s investment programs. Prior to becoming Director of Risk, Mrs. Hull was Aspect’s Director of Product Management. In this capacity, Mrs. Hull led the Product Management team in its role of providing transparency and quantitative expertise to Aspect’s clients. Before joining Aspect, Mrs. Hull was a  Senior Portfolio Manager at Old Mutual Asset Managers (UK), an asset management firm owned by the international financial services company Old Mutual. Mrs. Hull joined Old Mutual Asset Managers (UK) in August 2004 and left in May 2008, and was responsible for managing a range of quantitative hedge fund strategies and long-only portfolios. In January 2003, Mrs. Hull joined Northern Trust Global Investments (the asset management division of Northern Trust, a global financial services company) as part of its acquisition of the quantitative investment divisions of Deutsche Asset Management. Mrs. Hull was a Senior Portfolio Manager there, and left in July 2004. Mrs. Hull joined Deutsche Asset Management, then known as Morgan Grenfell, in August 1998. Deutsche Asset Management was the global asset management division of Deutsche Bank, the global banking firm. Mrs. Hull worked as a Quantitative Portfolio Manager at Deutsche Asset Management until January 2003, transferring to Northern Trust as part of the acquisition. Mrs. Hull holds an MA in Mathematical Sciences from Oxford University. She is also a Certified FRM and a CFA charterholder.

Simon Brown (Director of Research)
Dr. Brown joined Aspect in May 2004 and is Director of Research. Dr. Brown has been listed with the CFTC as a principal of Aspect effective October 13, 2014. He is responsible for the management of the Research team, subject to the oversight of Mr. Lueck. In respect of the Aspect Diversified Program, and its modified implementations, Dr. Brown is a member of Aspect’s Risk Management Committee, which assumes overall responsibility for the operation of Aspect’s investment programs, and the Investment Management Committee which is responsible for setting and overseeing the broad strategic agenda for the Aspect Diversified Program and its modified implementations. Prior to joining the Research Team in December 2006, Dr. Brown worked in the Technology Team at Aspect, developing the middle and back office systems that are in use at Aspect. Between June 2002 and May 2004, Dr. Brown worked as a technologist in Equity Risk at UBS (an international investment bank), focusing on the development of the system that was used to manage UBS's global equity risk portfolio. From September 1999 to May 2002, Dr. Brown began his career as a consultant for Oracle Corporation (a multinational computer technology corporation), providing technology solutions to clients within finance and other industries. He holds a PhD in Computer Science from Sheffield University after gaining a 1st class degree in Computer Science and Artificial Intelligence from Birmingham University.

(iii)                            The following is added to the section titled “Investment Advisory and Other Services — Investment Trading Advisers” in the Fund’s Statement of Additional Information:

Aspect Capital Limited (“Aspect”) 10 Portman Square London W1H 6AZ United Kingdom
Aspect is a majority employee owned investment manager which is primarily controlled by founders Anthony Todd and Martin Lueck. Aspect seeks to capture medium-term trend opportunities across a broad spectrum of diversified market sectors, applying a systematic and research driven approach

Please retain this Supplement for future reference.